SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 17, 2001

DELPHI AUTOMOTIVE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14787 (Commission File Number)	38-3430473 (I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan (Address of principal executive offices)	48098 (Zip Code)

Registrant’s telephone number, including area code	(248)-813-2000

ITEM 5. OTHER EVENTS
SIGNATURE
EXHIBIT INDEX
Press Release
Consolidated Balance Sheets
Consolidated Statements of Cash Flows

ITEM 5. OTHER EVENTS

      Delphi Automotive Systems Corporation (“Delphi”) today released financial information containing highlighted financial data for the three- and twelve-month periods ended December 31, 2000. Copies of the press release, Delphi’s consolidated balance sheets as of December 31, 2000 and 1999 and Delphi’s consolidated statements of cash flows for the years ended December 31, 2000 and 1999 are attached as exhibits 99 (a), 99 (b) and 99 (c) herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI AUTOMOTIVE SYSTEMS CORPORATION (Registrant)

Date:	January 17, 2001

By /s/ Paul R. Free (Paul R. Free, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit No.

99 (a)	Registrant’s press release dated January 17, 2001

99 (b)	Registrant’s consolidated balance sheets as of December 31, 2000 and 1999

99 (c)	Registrant’s consolidated statements of cash flows for the years ended December 31, 2000 and 1999